UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                     FEBRUARY 21, 2008 (FEBRUARY 20, 2008)
                Date of Report (Date of earliest event reported)

                                WEB WIZARD, INC.
             (Exact name of registrant as specified in its charter)

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|           NEVADA           |      001-33968      |      PENDING      |
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|(State or other jurisdiction|(Commission File No.)|   (IRS Employer   |
|     of incorporation)      |                     |Identification No.)|
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                            No. 8 Lane 15 Gang Yang
                           Xin Cunhuicheng, Xin Hui,
                          Jiang Men City, China F4 000
          (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: +7-3952-681-877




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


o   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))


o   Pre-commencement  communications   pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

On February 20, 2008 the Board of Directors of Web Wizard, Inc. ("Web Wizard" or the "Company") resolved to change the Company's fiscal year end from December 31 to September 30.

Web Wizard will file a report on Form 10-QSB for the quarter ending December 31, 2007 as a result of the change in its fiscal year.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

None.





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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


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Dated: February 21, 2008          WEB WIZARD, INC.
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                             By: /s/   Ya Tang Chao
                                 Name: Ya Tang Chao
                                Title: President and Chief Executive Officer
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